CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements Files No. 33-84092, 333-35687, 333-14385, 333-82375 and 333-83173.

                                             ARTHUR ANDERSEN LLP

Melville, New York
March 6, 2000